Exhibit 99.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Meditech Pharmaceuticals, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Kern, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By:      /s/  Steven Kern
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Name:    Steven Kern
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Title:   Chief Financial Officer
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